                                                                   EXHIBIT 10.17

                                                           Draft of May 29, 1997





                            SHARE ISSUANCE AGREEMENT


                          DATED AS OF JUNE [  ], 1997


                                 BY AND BETWEEN

                       IRIDIUM WORLD COMMUNICATIONS LTD.


                                      AND


                                  IRIDIUM LLC





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                            SHARE ISSUANCE AGREEMENT


                 This SHARE ISSUANCE AGREEMENT (this "Agreement") is made by and between Iridium LLC, a limited liability company organized under the laws of the State of Delaware ("Iridium"), and Iridium World Communications Ltd., a company incorporated under the laws of Bermuda (the "Company"), and is made and entered into as of June __, 1997.

                 WHEREAS, Iridium is commercializing the IRIDIUM System, a wireless communications system designed to provide global wireless personal communications services;

                 WHEREAS, the Company was formed to act as a special-purpose member of Iridium and to have no other business; and pursuant to the 1997 Subscription Agreement between the Company and Iridium, Iridium has agreed to create, issue and sell, and the Company has agreed to purchase, Class 1 Membership Interests of Iridium ("Class 1 Interests") at an aggregate purchase price equal to the net proceeds to the Company from the initial public offering (the "IPO") of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock"); and upon the purchase of such Class 1 Interests with the net proceeds from the IPO the Company will be admitted as a member of Iridium;

                 WHEREAS, Iridium may desire that the Company authorize, issue, offer and sell its securities (the "Company Securities") from time to time and invest the net proceeds from such sales of Company Securities in limited liability company interests of Iridium ("Iridium Interests"); and the Company desires to acquire from time to time Iridium Interests, including Class 1 Interests, with the proceeds from any such issuance of Company Securities;

                 WHEREAS, Iridium has adopted the Iridium Option Plan (the "Option Plan")and Iridium may desire to adopt other employee benefit plans from time to time (each such plan, an "Iridium Benefit Plan"); and Iridium desires to have the ability to (i) issue options to purchase Class A Common Stock ("Class A Options") from time to time pursuant to the Option Plan and (ii) to issue Class A Options and other rights to acquire Class A Common Stock ("Class A Rights") pursuant to other Iridium Benefit Plans;

                 WHEREAS, the Company desires to facilitate Iridium's granting of Class A Options and Class A Rights pursuant to Iridium Benefit Plans, and the Company desires to acquire Class 1 Interests in exchange for shares of Class A Common Stock issued by the Company in connection with the exercise of such Class A Options and the exercise or conversion of Class A Rights.

                 NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICABILITY

                 Section 1.01.     Definitions.    As used in this Agreement,
the following terms have the following respective meanings:

                 "Agreement" means this Share Issuance Agreement.

                 "Authorized Shares" has the meaning assigned thereto in
Section 4.02.

                 "Benefit Plan Schedule" has the meaning assigned thereto in
Section 4.02.

                 "Business Day" means a day other than a Saturday, Sunday, national or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Class A Common Stock" means Class A Common Stock, par value $.01 per share, of the Company.

                 "Class A Option" means an option to purchase one or more shares of Class A Common Stock that is issued pursuant to an Iridium Benefit Plan.

                 "Class A Right" means a right (other than a Class A Option) to acquire, either directly or beneficially, one or more shares of Class A Common Stock that is issued pursuant to an Iridium Benefit Plan.

                 "Class 1 Interests" means Class 1 Membership Interests of Iridium.

                 "Closing Price" means, for each Trading Day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the





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reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading, or, if the Class A Common Stock is not so listed or admitted to trading on a national securities exchange, on the Nasdaq National Market System or, if the Class A Common Stock is not quoted on the Nasdaq National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by Iridium for that purpose or, if the Class A Common Stock is not traded in the over-the-counter market, the fair market value per share of the Class A Common Stock as determined by Iridium Board (whose determination shall be conclusive).

                 "Commission" means the U.S. Securities and Exchange Commission, or any other federal agency at the time admin-istering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                 "Common Stock" means the Class A Common Stock and any stock of any class of the Company which has no preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, shares issuable on exchange of Class 1 Interests pursuant to Article IV shall include only shares of the class designated as Class A Common Stock of the Company on the date hereof, or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable and registerable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

                 "Company" has the meaning set forth in the preamble and shall also include the Company's successors, if any.

                 "Company Board" means the Board of Directors of the Company.





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                 "Company Securities" means (i) equity securities of the
Company, including Common Stock and any class of preferred stock and (ii) any security issued by the Company that is convertible into, or exchangeable or exercisable for, equity securities of the Company.

                 "Directed Offering" has the meaning assigned thereto in
Section 2.03.

                 "Directed Offering Period" means the period commencing on the date Iridium delivers a Sale Notice to the Company and ending on the 90th day following such date; provided that the Directed Offering Period may be extended and further extended by Iridium, at its sole discretion, by delivering written notice of such extension to the Company.

                 "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                 "Exchange Notice" has the meaning assigned thereto in Section 4.02.

                 "Exchange Rate" has the meaning assigned thereto in Section
4.01.

                 "Holder" has the meaning assigned thereto in Section 4.01.

                 "IPO" means the initial underwritten public offering of the Class A Common Stock as contemplated by the registration statement on Form S-1 under the Securities Act filed by the Company (file No. 333-23419) on March 14, 1997, as such registration statement is amended from time to time.

                 "IPO Date" means the date of the consummation of the IPO.

                 "indemnified party" has the meaning assigned thereto in
Section 7.01.

                 "Interest Exchange Agreement" means the Interest Exchange Agreement, dated as of June __, 1997, between the Company and Iridium.





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                 "Iridium" has the meaning set forth in the preamble and shall also include Iridium's successors.

                 "Iridium Benefit Plan" means any employee benefit plan of Iridium existing on the date hereof or hereafter created, each as adopted by the Iridium Board and as amended from time to time, including the Option Plan.

                 "Iridium Board" means the Board of Directors of Iridium.

                 "Iridium Interests" means any limited liability company interest in Iridium, including the Class 1 Interests, and any security issued by Iridium that is convertible into, or exchangeable or exercisable for, limited liability company interests in Iridium.

                 "LLC Agreement" means the Limited Liability Company Agreement of Iridium LLC dated as of July 29, 1996, as amended from time to time.

                 "managing underwriter or underwriters" means the person or persons selected by Iridium and the Company in a Directed Offering to manage an underwritten offering of Company Securities.

                 "Master Subscription Agreement" means the Master Subscription Agreement, dated as of June __, 1997, between the Company and Iridium.

                 "Noticed Interests" has the meaning assigned thereto in
Section 2.02.

                 "Offering Documents" has the meaning assigned thereto in
Section 3.02.

                 "Option Plan" means the Iridium Option Plan.

                 "person" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

                 "Process Agent" has the meaning assigned thereto in Section
8.07.





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                 "Sale Notice" has the meaning assigned thereto in Section
2.02.

                 "Sale Right" has the meaning assigned thereto in Section 2.01.

                 "Securities Act" means the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

                 "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable exchange or in the applicable market.

                 "Transfer" has the meaning assigned thereto in Article VI.

                 "Underlying Shares of Class A Common Stock" has the meaning assigned thereto in Section 4.01.

                 "underwriter" means any underwriter of an underwritten offering of Company Securities pursuant to Article III.

                 Section 1.02. Interpretation. The following provisions shall govern the interpretation of this Agreement:

                 (a) The singular form of any word used herein, including the terms defined in Section 1.01, includes the plural, and vice versa, unless the context otherwise requires. The use herein of a pronoun of any gender shall include correlative words of the other gender.

                 (b) Unless otherwise expressly indicated, all references herein to "Articles", "Sections" and other subdivisions hereof are to the corresponding Articles, Sections or subdivisions of this Agreement; and the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof.

                 (c) The headings or titles of the several Articles and Sections hereof, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.





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                 (d)  Each reference herein to any agreement, instrument or other document shall mean such agreement, instrument or document as from time to time amended, modified or supplemented in accordance with the terms hereof and thereof. The term "including" shall be construed to mean "including but not limited to".


                                   ARTICLE II

                           IRIDIUM'S RIGHT TO REQUIRE
                     FUTURE PURCHASES OF IRIDIUM INTERESTS

                 Section 2.01. General Sale Rights of Iridium. Subject to the terms and conditions set forth herein, at any time and from time to time after the IPO Date, Iridium shall have the right (the "Sale Right") to create, issue and sell to the Company, and the Company shall have the obligation to purchase from Iridium, Iridium Interests.

                 Section 2.02. Notice Required for Exercise of Sale Right. In order to exercise its Sale Right, Iridium shall deliver written notice (a "Sale Notice") to the Company of (i) its intent to exercise its rights under this
Article II and (ii) the type and number of Iridium Interests intended to be sold to the Company (the "Noticed Interests"); provided that if Iridium elects to change the number or type of Noticed Interests during a Directed Offering Period an additional Sale Notice shall not be required.

                 Section 2.03. Company's Obligation to Consummate Offering of Company Securities in Respect of Noticed Interests. The Company hereby agrees that upon receipt of a Sale Notice the Company shall, within the Directed Offering Period and in accordance with Article III, use its best reasonable efforts to consummate an offering of Company Securities (a "Directed Offering"), and apply the net proceeds received by the Company from such Directed Offering to the purchase of the Noticed Interests, on terms and conditions determined by Iridium; provided that the Company shall not be required to purchase Noticed Interest until the date it first receives proceeds from the Directed Offering.

                 Section 2.04. Terms of Noticed Interests and Company Securities. (a) If the Noticed Interests are Class 1 Interests, the Company Securities shall be Common Stock. The Company shall purchase such number of Class 1 Interests as is equal to the number of shares included in





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the Company Securities divided by the Exchange Rate and the purchase price per
Class 1 Interest shall be equal to the net price per share received by the Company in the Directed Offering multiplied by the Exchange Rate. The terms of the Directed Offering shall otherwise be designed to reflect the terms upon which the Company is to acquire the Noticed Interests.

                 (b) If the Noticed Interests are other than Class 1 Interests, the Company Securities shall be such as to reflect as closely as possible the economic and other characteristics of the Noticed Interests. The terms of the Directed Offering shall otherwise be designed to reflect the terms upon which the Company is to acquire the Noticed Interests. The price per Noticed Interest shall be set, and the terms of the Directed Offering shall be designed, to eliminate any impact on the Company from underwriting discounts or commissions.

                 (c) Iridium shall not deliver any Sale Notice unless the Noticed Interests, by their terms, will provide adequate assurance (as to time and amounts) that the Company can meet its obligations under the related Company Securities. This provision shall be satisfied if the terms of the Noticed Interests are satisfactory without any inquiry into credit or similar issues.

                 Section 2.05. Limitation of Issuances of Company Securities. The Company agrees that it will not issue any securities without the prior written consent of Iridium except for issuances of securities pursuant to this Agreement, the Interest Exchange Agreement and the Master Subscription Agreement.


                                  ARTICLE III

                       PROCEDURES FOR DIRECTED OFFERINGS

                 Section 3.01. Terms of Directed Offerings; Corporate Action by the Company. (a) Subject to Section 2.04, the Company hereby agrees that, subject to applicable law, the terms of any Directed Offering shall be structured at the direction of Iridium, including (i) the





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quantity, class and terms of the Company Securities to be offered, (ii) whether the Company Securities to be offered will be registered under the Securities
Act or whether such Company Securities will be sold pursuant to an exemption from such registration, (iii) whether the Directed Offering will be consummated on a date certain or will be made on a delayed or continuous basis, (iv) whether the Company Securities will be offered by the Company or by Iridium or jointly by the Company and Iridium and (v) the terms under which the proceeds from the sale of the Company Securities will be applied to the purchase of the Noticed Interests.

                 (b) The Company hereby agrees, subject to applicable law, to take all action necessary to consummate any Directed Offering in accordance with the terms of this Agreement, including (i) authorizing the issuance and sale of the Company Securities (and authorizing and reserving for issuance all Company Securities issuable upon the exercise, conversion or exchange of the Company Securities to be issued in the Directed Offering) and (ii) amending or supplementing the Company's governing documents as required by the terms of the Directed Offering and seeking shareholder or other approval, if necessary, for such action.

                 (c) In addition to any other obligation of the Company hereunder, the Company hereby agrees that at any time and from time to time after the IPO Date, it will increase its authorized share capital as directed by Iridium, including creating additional shares of Class A Common Stock and creating and authorizing one or more series of preferred stock, within thirty days of receipt of written instructions from Iridium to effect such an increase.

                 Section 3.02. Cooperation in Preparation of Offering Documents. Iridium and the Company hereby agree to cooperate in the preparation of any offering documents relating to a Directed Offering (the "Offering Documents"), including (i) any registration statements or amendments thereto required to be filed with the Commission pursuant to Section 3.04 in connection with the registration of Company Securities to be issued in a Directed Offering and (ii) any disclosure memoranda or amendments thereto to be used in connection with a Directed Offering of Company Securities exempt from registration under the Securities Act.





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                 Section 3.03.  Customary Agreements.  Iridium and the Company
hereby agree to enter into and deliver all customary agreements (including underwriting or purchase agreements) as are reasonably requested of the Company or Iridium to expedite or facilitate any Directed Offering.

                 Section 3.04. Registration Statements. (a) In connection with the obligations of the Company under Articles II and III in respect of any Directed Offering of Company Securities registered under the Securities Act the Company hereby agrees to:

                 (i) prepare and file with the Commission, a registration statement with respect to the Company Securities on any form which may be utilized by the Company and which shall permit the disposition of such Company Securities in accordance with the terms of the Directed Offering and use its reasonable best efforts to cause such registration statement to become effective as directed by Iridium;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement for the period required for the disposition of the Company Securities in accordance with the terms of the Directed Offering and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Company Securities covered by such registration statement;

                 (iii) for a reasonable period prior to the filing of such registration statement, and throughout the period required for the disposition of the Company Securities in accordance with the terms of the Directed Offering, and upon reasonable notice, make available for inspection by Iridium, any underwriter participating in any distribution pursuant to the registration statement, and any attorney or accountant designated by Iridium, at a reasonable time and in a reasonable manner, financial and other information and books and records of the Company, and cause the officers, directors and employees of the Company to respond to such inquiries and supply information reasonably requested by Iridium and any such underwriter, attorney or accountant in the course of conducting a reasonable investigation within the meaning of Section 11 of the Securities Act;





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                 (iv)     promptly notify Iridium, and the managing underwriter
         or underwriters, if any, thereof and confirm such advice in writing,
         (A) when such registration statement or supplement or post-effective amendment has been declared or becomes effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Company Securities Offered in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) of the happening of any event during the period such registration statement is effective which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or prospectus in order to make the statements therein not misleading;

                 (v)      upon the occurrence of any event contemplated by
         Section 3.04(a)(iv)(D) hereof, use its reasonable best efforts to prepare a supplement or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Company Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) use its reasonable best efforts to obtain promptly the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto;

                 (vii) provide copies of any prospectus, any amendment to the registration statement or amendment or supplement to any prospectus or any document which is to be incorporated by reference into such registration statement or any prospectus after the initial filing of such registration statement, a reasonable time prior to the filing of any such prospectus, amendment, supplement or document, to Iridium and the underwriters, if any, and make the representatives of the Company available to Iridium and the underwriters, if any, for discussion of any such document;





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                 (viii)   use its reasonable best efforts to (A) register or
         qualify the Company Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as Iridium and each placement or sales agent, if any, therefor and each underwriter, if any, thereof shall reasonably request in writing on a timely basis, (B) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and each underwriter, if any, to consummate the disposition in such jurisdictions of the Company Securities; and

                 (ix) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, in the U.S. or Bermuda which may be required to effect the registration or the offering or sale in connection therewith of the Company Securities;

                 (b) Iridium hereby agrees to provide the Company with all assistance reasonably necessary for the Company to comply with its obligations under Section 3.04(a).

                 Section 3.05. Expenses of Directed Offerings. Iridium shall promptly pay all expenses incurred by the Company in connection with any Directed Offering conducted pursuant to this Agreement. Such expenses shall include underwriting discounts and commissions unless such amounts have been reflected in the price per Noticed Interest to be paid by the Company pursuant to Section 2.04.

                                   ARTICLE IV

                     IRIDIUM'S EXCHANGE RIGHTS WITH RESPECT
                     TO CLASS A OPTIONS AND CLASS A RIGHTS

                 Section 4.01. General Exchange Rights of Iridium. Upon exercise of any Class A Options or exercise or conversion of Class A Rights by the holder thereof (the "Holder") and notice by Iridium of such exercise or conversion pursuant to Section 4.02(c), the Company shall have the obligation to issue and deliver, in accordance with Section 4.03, the number of registered, fully paid and non-assessable shares of Class A Common Stock such Holder is entitled to have delivered upon exercise of such Class A Options or Class A Rights (the "Underlying Shares of Class A Common Stock"). In exchange for each Underlying Share of





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Class A Common Stock delivered by the Company pursuant to this Article IV,
Iridium shall create, issue and deliver to the Company one fully paid and non-assessable Class 1 Interest, subject to adjustment as provided in Article
V. The number of shares of Class A Common Stock to be delivered by the Company pursuant to this Article V in exchange for one such Class 1 Interest is hereinafter referred to as the "Exchange Rate." At any time and from time to time after the IPO Date, Iridium shall have the right to issue additional Class A Options and Class A Rights pursuant to any Iridium Benefit Plan.

                 Section 4.02. Information and Notice Obligations of Iridium; Share Reservation Obligations of the Company. (a) Iridium has heretofore delivered to the Company a copy of the Option Plan and agrees to provide the Company with copies of any amendments thereto and of any other Iridium Benefit Plan that permits Iridium to issue Class A Options or Class A Rights. Iridium hereby agrees to provide the Company with a schedule no later than the 30th Business Day following the last day of each calendar quarter listing (i) all authorized and outstanding Class A Options and Class A Rights under Iridium Benefit Plans and (ii) the total number of Underlying Shares of Class A Common Stock issuable in respect of all authorized and outstanding Class A Options and Class A Rights (the "Authorized Shares") as of the last Business Day of such calendar quarter (the "Benefit Plan Schedule"); provided that (i) Iridium may provide a Benefit Plan Schedule at any time and (ii) Iridium shall not be required to provide a Benefit Plan Schedule if there has been no change from the most recently provided Benefit Plan Schedule.

                 (b) The Company hereby agrees to create and reserve for issuance pursuant to this Agreement a number of shares of Class A Common Stock that is not less than the number of Authorized Shares; and the Company agrees that, if a Benefit Plan Schedule lists a greater number of Authorized Shares than the number of shares of Class A Common Stock the Company has created and reserved for issuance pursuant to this Agreement, the Company shall immediately act to increase the number of shares of Class A Common Stock created and reserved for issuance pursuant to this Agreement to a number of shares of Class A Common Stock that is not less than the number of Authorized Shares listed in such Benefit Plan Schedule.

                 (c) In order for the Company to have the obligation to deliver Underlying Shares of Class A Common





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
Stock upon a Holder's exercise or conversion of a Class A Option or a Class A Right, Iridium must provide the Company with written notice (an "Exchange Notice") of (i) such Holder's exercise of, or intention to exercise, Class A Options or Class A Rights, (ii) the number of Underlying Shares of Class A Common Stock to be delivered by the Company as a result of such exercise and
(iii) the person in whose name such Underlying Shares of Class A Common Stock are to be registered.

                 Section 4.03. Procedures for Delivery by the Company and Iridium. On a date that is not more than three Business Days after the date the Company receives the Exchange Notice or on such other date as the Company and Iridium may mutually agree, the Company shall deliver to Iridium the number of Underlying Shares of Class A Common Stock requested by the Exchange Notice, registered in the names specified in the Exchange Notice, and Iridium shall deliver to the Company certificates representing the Class 1 Interests to be exchanged for such Underlying Shares of Class A Common Stock pursuant to this
Article IV.

                 Section 4.04. Company's Obligation to Maintain Effective Registration Statement. The Company hereby agrees to prepare and file with the Commission, a registration statement with respect to the Underlying Shares of Class A Common Stock to be delivered pursuant to this Article IV on any form which may be used by the Company and will permit the delivery of registered Underlying Shares of Class A Common Stock in accordance with this Article IV and to use its best efforts to cause such registration statement or statements to become effective as of the IPO Date or as soon as practicable thereafter; and the Company hereby agrees to use its best efforts to prepare and file with the Commission such amendments and supplements to such registration statement, or to file and seek the effectiveness of additional registration statements, if any, as may be necessary to maintain an effective registration statement that will permit the delivery of registered Underlying Shares of Class A Common Stock in accordance with this Article IV at any time after the IPO Date.

                 Section 4.05. Cooperation in Preparation of Registration Statements; Customary Agreements. Iridium and the Company hereby agree to cooperate in the preparation of any registration statement required to be filed with the Commission pursuant to Section 4.04. Iridium and the Company hereby agree to enter into and deliver all customary agreements as are reasonably requested of the Company or Iridium to expedite or facilitate the issuance of





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
registered Underlying Shares of Class A Common Stock in accordance with this
Article IV.

                 Section 4.06. Expenses. Iridium shall promptly pay, or reimburse the Company for the payment of, all expenses incurred by the Company in connection with the transactions contemplated by this Article IV.

                                   ARTICLE V

                          ADJUSTMENT OF EXCHANGE RATE

                 Section 5.01. Exchange Rate Adjustments -- Company Actions. The Exchange Rate shall be adjusted from time to time as follows:

                 (a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Class A Common Stock or any other class of Common Stock, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exchange Rate by a fraction the numerator of which shall be the sum of the number of shares of Class A Common Stock (Common Stock in the case of a dividend in another class of Common Stock) outstanding at the close of business on the date fixed for such determination and the total number of shares constituting such dividend or other distribution and the denominator of which shall be such number of shares of Class A Common Stock (Common Stock in the case of a dividend in another class of Common Stock) outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of shares of Class A Common Stock or Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

                 (b) In case the Company shall issue rights or warrants to all holders of any class of Capital Stock of the Company entitling them to subscribe for, purchase or acquire shares of Class A Common Stock or any other class of Common Stock at a price per share less than the current market price per share (determined as provided in subsection





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
(f) below) of the Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Exchange Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Exchange Rate by a fraction the numerator of which shall be the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) so offered for subscription, purchase or acquisition, and the denominator of which shall be the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) which the aggregate of the offering price of the total number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) so offered for subscription, purchase or acquisition would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (b), the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) at any time outstanding shall not include shares held in the treasury of the Company. The Company agrees not to pay any dividend or make any distribution on shares of Common Stock held in its treasury.

                 (c) In case the outstanding shares of Class A Common Stock shall be subdivided into a greater number of shares of Class A Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall each be combined into a smaller number of shares of Class A Common

Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                 (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Class A Common Stock or any other class of Common Stock evidences of its indebtedness or assets (including securities but excluding (i) any rights or warrants referred to in subsection (b) above, (ii) any dividend or distribution referred to in subsection (a) above, and (iii) any dividend or distribution paid in cash out of current or accumulated earnings), then in each case, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of holders of Class A Common Stock or other class of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Exchange Rate by a fraction of which the denominator shall be the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock) on such date of determination (or, if earlier, on the date on which the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock) goes "ex-dividend" in respect of such distribution) less the then fair market value as determined by the Company Board (whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed (and for which an adjustment to the Exchange Rate has not previously been made pursuant to the terms of this Section 5.01) applicable to one share of Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock), and the numerator shall be such current market price per share of the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock), such adjustment to become effective immediately after the opening of business on the day following such date of determination.

                 (e) The reclassification or change of Class A Common Stock or any other class of Common Stock into securities including securities other than Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) (other than any reclassification upon a consolidation or merger to which subsection (i) below applies) shall be deemed to involve (i) a distribution of such securities other than Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) to all holders of Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Class A Common Stock (or Common Stock) entitled to receive such distribution" within the meaning of subsection (d) above), and, in the case of Class A Common Stock, (ii) a subdivision or combination, as the case may be, of the number of shares of Class A Common Stock outstanding immediately prior to such reclassification into the number of shares of Class A Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of subsection (c) above).

                 (f)      For the purpose of any computation under subsection
(b) or (d) above, the current market price per share of Class A Common Stock or Common Stock on any day shall be deemed to be the average of the Closing Prices of the Class A Common Stock (or Common Stock in the case of Common Stock) for the 20 consecutive Trading Days selected by the Company Board commencing no more than 30 Trading Days before and ending no later than the second Trading Day before the day in question; provided, that, in the case of subsection (d), if the period between the date of the public announcement of the dividend or distribution and the date for the determination of holders of Class A Common Stock or other class of Common Stock entitled to receive such dividend or distribution (or, if earlier, the date on which the Class A Common Stock or other class of Common Stock goes "ex-dividend" in respect of such dividend or distribution) shall be less than 20 Trading Days, the period shall be such lesser number of Trading Days but, in any event, not less than five Trading Days.

                 (g)      No adjustment in the Exchange Rate in respect of this
Section 5.01 shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this clause (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustments shall be required and made in accordance with the provisions of this Section 5.01 (other than this clause
(g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Class A Common Stock or other class of Common Stock. Anything in this clause (g) to the contrary notwithstanding, the Company shall be entitled, at its option, to make such increases in the Exchange Rate, in addition to those required by this Section 5.01, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from current or accumulated earnings) or other event shall be a tax free distribution to holders for United States federal income tax purposes. All calculations under this clause (g) shall be made to the nearest cent.

                 (h) Whenever the Exchange Rate is adjusted as provided in this Section 5.01, the Company shall provide written notice of such adjustment to Iridium, which notice shall include the Exchange Rate after such adjustment and shall set forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

                 (i) In case of any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, Iridium shall have the right thereafter to exchange Class 1 Membership only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Class A Common Stock or Common Stock into which such Class 1 Interests might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock or Common Stock is not the entity with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "constituent person"), or an affiliate of a constituent person and failed to exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock or Common Stock held immediately prior to such consolidation, merger, sale or transfer by others than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of Iridium, so that the provisions set forth herein shall thereafter be applicable, as nearly as may reasonably be practicable, to any shares of stock or other securities or property thereafter deliverable on the exchange of the Class 1 Interests. Any adjustment under this subsection (i) shall be evidenced by written notice of such adjustment in the manner set forth in subsection (h). The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers.

                 In case (x) the Company shall take any action that would result in an adjustment to the Exchange Rate; or (y) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (z) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then the Company shall provide to Iridium, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such actions, or, if the record is not to be taken, the date as of which the holders of Common Stock or Class A Common Stock, as the case may be, of record are to be determined, or
(ii) the date on which such
consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock or Common Stock of record shall be entitled to exchange their shares of Class A Common Stock or Common Stock for securities, cash or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (x) through (z) above.

                 Section 5.02. Exchange Rate Adjustments -- Iridium Actions. The Exchange Rate shall be adjusted from time to time as follows:

                 (a) In case Iridium shall pay or make a dividend or other distribution on any class of Iridium Interests in Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of Iridium members entitled to receive such dividend or other distribution shall be decreased by multiplying such Exchange Rate by a fraction the denominator of which shall be the sum of the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination and the total number of Class 1 Interests constituting such dividend or other distribution and the numerator of which shall be such number of Class 1 Interests outstanding at the close of business on the date fixed for such determination, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of Class 1 Interests at any time outstanding shall not include interests held in the treasury of Iridium.

                 (b) In case Iridium shall issue rights or warrants to all holders of any class of Iridium Interests entitling them to subscribe for, purchase or acquire Class 1 Interests at a price per Class 1 Interest less than the current market price per share (determined as provided in subsection (f) below) of Class A Common Stock multiplied by the Exchange Rate on the date fixed for the determination of Iridium Interest holders entitled to receive such rights or warrants, the Exchange Rate in effect at the opening of business on the day following the date fixed for such determination shall be decreased by multiplying such Exchange Rate by a fraction the denominator of which shall be the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination plus the number of Class 1 Interests so offered for subscription, purchase or acquisition, and the numerator of which shall be the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination plus the number of Class 1 Interests which the aggregate of the offering price of the total number of Class 1 Interests so offered for subscription, purchase or acquisition would purchase at a price per Class 1 Interest equal to the market price per Share of Class A Common Stock multiplied by the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of Iridium Interest holders entitled to receive such rights or warrants, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection
(b), the number of Class 1 Interests at any time outstanding shall not include shares held in the treasury of Iridium. Iridium agrees not to pay any dividend or make any distribution on Iridium Interests held in its treasury.

                 (c) In case the outstanding Class 1 Interests shall be subdivided into a greater number of Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately decreased, and, conversely, in case the outstanding Class 1 Interests shall each be combined into a smaller number of Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                 (d) In case Iridium shall, by dividend or otherwise, distribute to all holders of its Class 1 Interests evidence of its indebtedness or assets (including securities but excluding (i) any rights or warrants referred to in subsection (b) above, (ii) any dividend or distribution referred to in subsection (a) above, and (iii) any dividend or distribution paid in cash out of current or accumulated earnings), then in each case, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of holders of Class 1 Interests entitled to receive such distribution shall be adjusted by multiplying such Exchange Rate by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock on such date of determination multiplied by the Exchange Rate (or, if earlier, on the date on which the Class 1 Interests go "ex-dividend" in respect of such distribution) less the then fair market value as determined by the Iridium Board (whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed (and for which an adjustment to the Exchange Rate has not previously been made pursuant to the terms of this
Section 5.02) applicable to one Class 1 Interest, and the denominator shall be such current market price per share of the Class A Common Stock multiplied by the Exchange Rate, such adjustment to become effective immediately after the opening of business on the day following such date of determination.

                 (e) The reclassification or change of Class 1 Interests into interests or securities including Iridium Interests other than Class 1 Interests shall be deemed to involve (i) a distribution of such interests or securities other than Class 1 Interests to all holders of Class 1 Interests (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Class 1 Interests entitled to receive such distribution" within the meaning of subsection (d) above), and
(ii) a subdivision or combination, as the case may be, of the number of shares of Class 1 Interests outstanding immediately prior to such reclassification into the number of Class 1 Interests outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such subdivision becomes effective," as the case may be, and "the day upon which such subdivision or combination become effective" within the meaning of subsection (c) above).

                 (f)      For the purpose of any computation under subsection
(b) or (d) above, the current market price per share of Class A Common Stock on any day shall be deemed to be the average of the Closing Prices of the Class A Common Stock for the 20 consecutive Trading Days selected by the Company Board commencing no more than 30 Trading Days before and ending no later than the second Trading Day before the day in question (adjusted as necessary in the discretion of the Iridium Board to reflect any dividends or other distributions on the Class A Common Stock).

                 (g)      No adjustment in the Exchange Rate in respect of this
Section 5.02 shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this clause (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustments shall be required and made in accordance with the provisions of this Section 5.02 (other than this clause
(g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of Iridium Interests. Anything in this clause (g) to the contrary notwithstanding, Iridium shall be entitled, at its option, to make such decreases in the Exchange Rate, in addition to those required by this Section 5.02, as it in its discretion shall determine to be advisable in order that any interest dividend, subdivision or combination of interests, distribution of interests or rights or warrants to purchase interests, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from current or accumulated earnings) or other event shall be a tax free distribution to holders for United States federal income tax purposes. All calculations under this clause (g) shall be made to the nearest cent.

                 (h) Whenever the Exchange Rate is adjusted as provided in this Section 5.02, the Iridium shall provide written notice of such adjustment to the Company, which notice shall include the Exchange Rate after such adjustment and shall set forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

                 Section 5.03. Exchange Rate Adjustments -- General. Anything in this Article V to the contrary notwithstanding, it is the intent of the parties that the Exchange Rate be adjusted to reflect events affecting the capital structure of Iridium and the Company, including those events described in this Article V, as necessary or appropriate to place the parties to this Agreement in the same relative position which they would have been had such events not occurred, and the parties hereby agree that Exchange Rate in effect at any time shall reflect such intent.


                                   ARTICLE VI

                            RESTRICTIONS ON TRANSFER

                 The Iridium Interests sold or exchanged hereunder are subject to the restrictions on Transfer (as hereinafter defined) contained in the LLC Agreement. In addition, such Iridium Interests may not be registered under any United States federal or state securities laws and may not be Transferred unless such laws do not apply or unless such registration is otherwise not required. As used herein, "Transfer" means to sell, transfer, assign, pledge or otherwise encumber or dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), directly or indirectly.


                                  ARTICLE VII

                                INDEMNIFICATION

                 Section 7.01. Indemnification by Iridium. Iridium will indemnify and hold harmless the Company and each of its officers, directors and employees (each an "indemnified party") against any losses, claims, damages or liabilities to which such indemnified party may become subject, under the Securities Act or otherwise, that directly or indirectly, arise out of or are related to, the transactions contemplated by this Agreement, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, as such losses, damages, liabilities or expenses are incurred; provided, however, that Iridium shall not be liable in any such case to any indemnified party to the extent that any such loss, claim, damage or liability arises out of or is based upon an intentional act or omission of the indemnified party which was contrary to any written instruction or request of Iridium or which amounted to willful misconduct on the part of the indemnified party.

                 Section 7.02. Proceedings. Promptly after receipt by an indemnified party of notice of the commencement of any action, suit or proceeding as to which a claim in respect thereof is to be made against Iridium under Section 7.01, the indemnified party shall notify Iridium in writing of the commencement thereof, but the omission so to notify Iridium shall not relieve Iridium from any liability which it may have to any indemnified party otherwise than under such section. In case any such action shall be brought against any indemnified party and it shall notify Iridium of the commencement thereof, Iridium shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to Iridium), and, after notice from Iridium to such indemnified party of its election so to assume the defense thereof, Iridium shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Iridium shall not, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (a) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution has been or may be sought hereunder without the prior written consent of Iridium.

                 Section 7.03. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7.01 is for any reason held to be unenforceable although applicable in accordance with its terms, Iridium shall contribute to the losses, liabilities, claims, damages and expenses of the type contemplated by such indemnity agreement incurred by any indemnified party in such proportion as shall be appropriate to reflect (i) the relative benefits received, directly or indirectly, by Iridium on the one hand and the indemnified party on the other hand, from the sale or exchange of the Company Securities and the issuance and sale of the Class 1 Interests, and (ii) the relative fault of Iridium on the one hand and the indemnified party on the other, with respect to the acts or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. Iridium and the Company agree that it would not be just and equitable if contribution pursuant to this
Section 7.03 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from Iridium if Iridium was not guilty of such fraudulent misrepresentation.

                 The indemnity and contribution obligations in this Article VII are solely obligations of Iridium and no recourse may be had thereunder against any member, director, officer, employee or agent of Iridium.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                 Section 8.01. Effectiveness of Agreement. This Agreement shall become effective only upon the first date on which the Company purchases Class 1 Interests from Iridium.

                 Section 8.02. Acknowledgment. The Company hereby acknowledges pursuant to the Option Plan that shares of

Class A Common Stock are available for purposes of the Option Plan.

                 Section 8.03. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided that this Agreement may not be assigned by the Company without the written consent of Iridium.

                 Section 8.04. Notices. All notices and other communications provided for in this Agreement shall be in writing, shall be in the English language and shall be sufficiently given if made (i) by hand delivery, (ii) by telecopier, or (iii) by reputable express courier service (charges prepaid), if to the Company, at the following address:

                          Iridium World Communications Ltd.
                          c/o Iridium, LLC
                          1575 I Street, N.W.
                          Washington, D.C. 20005
                          U.S.A.
                          Attention:  General Counsel

                          Phone:  (202) 326-5600
                          Telecopier:  (202) 842-0006

or if to Iridium, at the following address:

                          Iridium, LLC
                          1575 I Street, N.W.
                          Washington, D.C. 20005
                          U.S.A.
                          Attention:  General Counsel

                          Phone:  (202) 326-5600
                          Telecopier:  (202) 842-0006

or at such other address as the Company or Iridium shall have furnished in writing one to the other. Such notice shall be deemed to have been given when actually received.

                 Section 8.05. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings among such parties with respect to such subject matter. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement is intended to be for the benefit of the parties hereto and their respective successors and permitted assigns and for the benefit of no other person.

                 Section 8.06. Governing Law; Severability. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. If it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under applicable law, such invalidity or unenforceability shall not invalidate this entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                 Section 8.07. Jurisdiction and Service of Process. Any suit, action or proceeding against any party with respect to this Agreement may be brought in a court of the United States sitting in the State of Delaware or, if jurisdiction is lacking in such a court, in a court of record in the State of Delaware, and each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any and each of such courts for the purpose of any such suit, action, proceeding or judgment and further waives any claim that any such suit, action, proceeding or judgment has been brought in an inconvenient forum, and the party hereby submits to such jurisdiction. Each party hereto hereby agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Delaware may be made upon The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, or such alternate process agent in the United States designated with respect to the party in a writing delivered to the other party (the "Process Agent") and each of the parties hereto hereby irrevocably appoints the Process Agent in its name, place and stead to receive and forward such service of any and all such writs, process and summonses and agrees that the failure of the Process Agent to give any notice of any such service of process to such party shall not impair or affect the validity of such service or of any judgment based thereon. If the Process Agent is no longer able to so act for any reason whatsoever, the party agrees to appoint a substitute process agent, which substitute process agent shall thereafter be deemed to be the Process Agent hereunder, and to give notice of such appointment to the other party.

                 Section 8.08. Amendments to the Agreement. This Agreement may not be changed or amended or the observance of any provisions waived without the written consent of each of the Company and Iridium.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           IRIDIUM WORLD COMMUNICATIONS LTD.


                                           By:
                                                -----------------------------
                                                Name:
                                                Title:

                                           IRIDIUM LLC


                                           By:
                                                -----------------------------
                                                Name:
                                                Title:





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